UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): July 6, 2011

MEDL MOBILE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-166343	80-0194367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18475 Bandilier Circle Fountain Valley, California		92708
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 684-3490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On July 6, 2011, upon recommendation from our Audit Committee, we dismissed Li & Company PC (“Li”) as our independent registered public accounting firm. Li’s dismissal was effective immediately.  Li had previously been engaged as the principal accountant to audit our financial statements (when we were known as “Resume in Minutes, Inc.”)  The reason for the dismissal of Li is that, following the consummation of the share exchange with MEDL Mobile, Inc. (“MEDL”) on June 24, 2011, our primary business became the business conducted by MEDL.  The independent registered public accountant of MEDL is the firm of KBL, LLP (“KBL”).  We believe that it is in our best interest to have KBL continue to work with our business, and we therefore retained KBL as our new principal independent registered accounting firm, effective as of July 6, 2011.

The reports of Li on our financial statements for the fiscal years ended December 31, 2009 and 2010 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to our ability to continue as a going concern.

During the fiscal years ended December 31, 2009 and 2010 and through the interim period ended July 6, 2011, there were no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Li, would have caused it to make reference to the matter in connection with its reports.

During the fiscal years ended December 31, 2009 and 2010 and through the interim period ended July 6, 2011, we did not consult KBL regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K.

We have made the contents of this Current Report on Form 8-K available to Li and requested that Li furnish us a letter addressed to the SEC as to whether Li agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information.  A copy of Li’s letter to the SEC is included as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from Li & Company PC to the United States Securities and Exchange Commission dated July 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 8, 2011

MEDL MOBILE HOLDINGS, INC.

By: /s/ Andrew Maltin

Name: Andrew Maltin
Title: Chief Executive Officer